Exhibit 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ronald A. Durando, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of PacketPort.com, Inc. on Form 8-K/A dated May 16, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 8-K/A fairly presents in all material respects the financial condition and results of operations of PacketPort.com, Inc.


                                 By:  /s/ Ronald A. Durando
                                 Name: Ronald A. Durando
                                 Title: Chief Executive Officer


I, Gustave T. Dotoli, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of PacketPort.com, Inc. on Form 8-K/A dated May 16, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 8-K/A fairly presents in all material respects the financial condition and results of operations of PacketPort.com, Inc.


                                 By: /s/ Gustave T. Dotoli
                                 Name: Gustave T. Dotoli
                                 Title: Chief Financial Officer